U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

Stakool, Inc.

(Name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-24723	88-0393257
(Commission File Number)	(I.R.S. Employer
Identification No.)

18565 Soledad Canyon Road #153

Canyon Country, Ca. 91351

(310) 309-9080

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Stakool, Inc., a Nevada corporation.

CHANGES IN REGISTRANT AND MATERIAL EVENTS

Section 8.01 OTHER EVENTS: Name Change, Reverse Split & Symbol Change

Effective November 9, 2009, the name of the Company was changed to “Stakool, Inc.”

Effective November 9, 2009, the Board of Directors of the Company has declared a 1 for 1500 reverse split of the Company’s Common Stock. In accordance with the reverse split, any shareholder holding a fraction of a share was rounded up to the next highest whole share. The reverse split was effective as of the opening of trading on December 16, 2009.

Additionally, also effective December 16, 2009, the Company’s trading symbol was changed to “STKO” in conjunction with the name change and reverse split of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2009	By: /s/ Kyle Gotshalk
Kyle Gotshalk Chairman, Chief Executive Officer (Principle Executive Officer), Acting Chief Financial officer (Principal Accounting Officer)

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